Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 10, 1997, included in Health and Retirement Properties Trust's Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this registration statement.

                                                /s/ Arthur Andersen LLP
                                                ARTHUR ANDERSEN LLP

Washington, D.C.
May 28, 1997



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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in Health and Retirement Properties Trust's registration statement (File No. 333-26887) of our report dated February 24, 1997 included in Marriott International, Inc.'s Form 10-K for the year ended January 3, 1997 (File No. 1-12188) and to all references to our Firm included in this registration statement.

                                               /s/ Arthur Andersen LLP

Washington, D.C.
May 28, 1997